Exhibit 10.24

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the registrant treats as private or confidential.

SECOND AMENDMENT TO LEASE AGREEMENT

    This SECOND AMENDMENT TO LEASE AGREEMENT (this “Second Amendment”), dated as of the 1st day of September, 2021, is entered into by and between BRIDGE BLOQ NAC, LLC, a Delaware limited liability company (“Landlord”), and TRAEGER PELLET GRILLS, LLC, a Delaware limited liability company (“Tenant”).

RECITALS

    A.    Landlord and Tenant are parties to a certain Lease Agreement dated November 4, 2020 (the “Original Lease”), as amended by that certain First Amendment to Lease Agreement dated February 8, 2021 (the “First Amendment”, and collectively with the Original Lease, the “Lease”), which Lease covers the premises consisting of approximately 93,884 rentable square feet (the “Premises”) within the building located at 548 South Gale Street, Salt Lake City, Utah (the “Building”).

B.    Landlord and Tenant desire to amend the Lease on the terms and subject to the conditions set forth below in this Second Amendment.

C.    All undefined capitalized terms used in this Second Amendment shall have the same meaning ascribed to such terms in the Lease.

AMENDMENT

    NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

    1.    Recitals. The above recitals are an integral part of the agreement and understanding of Landlord and Tenant and are incorporated into this Second Amendment by reference.

2.    Specific Lease Amendments. Effective as of the date of this Second Amendment (the “Effective Date”), the terms of the Lease are amended as follows:
a.    Revised Commencement Date. The Commencement Date is hereby amended and shall be the earlier to occur of (i) the date of completion of the Tenant Improvements (as that term is defined in the Work Letter attached to the Original Lease as Exhibit C), or (ii) June 1, 2022; provided, however, that if the Tenant Improvements are completed prior to January 1, 2022, the Commencement Date shall be January 1, 2022.

b.    Revised Lease Term. The Lease Term is presently scheduled to expire on May 31, 2037. The Term is hereby extended by two (2) months and shall expire on July 31, 2037 (the “Revised Expiration Date”) [***], unless sooner terminated under the terms of the Lease.

c.    Base Rent. The Base Rent for the Premises payable by Tenant to Landlord shall be as follows (and the Summary of Basic Lease Terms is amended accordingly):

Lease Year	Lease Months Beginning on Commencement Date	Base Rent Rate	Estimated Leased Premises Annual RSF	Estimated Monthly Base Rent	Estimated Annual Base Rent
[***]	[***]	$[***] PSF	[***]	[***]	[***]
	[***]	$[***] PSF	[***]	$[***]	$[***]
[***]	[***]	$[***] PSF	[***]	$[***]	$[***]
[***]	[***]	$[***] PSF	[***]	$[***]	$[***]
[***]	[***]	$[***] PSF	[***]	$[***]	$[***]
[***]	[***]	$[***] PSF	[***]	$[***]	$[***]
[***]	[***]	$[***] PSF	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
d.    Parking. Upon completion of the Parking Structure, Landlord shall make available to Tenant (i) [***] parking stalls in the Parking Structure, [***], and for the remainder of the Lease Term at a monthly rate of [***] for such stalls (such rate shall increase to the full market rate for such stall during any extension of the Lease Term); and (ii) [***] parking stalls in the North Lot, at [***] during the initial Lease Term or any extension thereof. Section 14(b) of the Original Lease is amended accordingly.
e.    Improvement Allowance. The Improvement Allowance (as defined in Exhibit C attached to the Original Lease, and amended by the First Amendment) shall include an additional $[***] (“Additional Allowance”). With the addition of the Additional Allowance, the Improvement Allowance shall be in the amount of $[***].
3.    Miscellaneous.

        3.1    No Other Changes. Except as otherwise expressly modified by the terms of this Second Amendment, the Lease shall remain unchanged and in full force and effect. In the event of a conflict between the terms of the Lease and this Second Amendment, this Second Amendment shall control. Tenant acknowledges that, as of the date hereof, Landlord is not in default in the performance of any of its obligations under the Lease and that Tenant has no claims or setoffs of any kind. This Second Amendment shall not be effective and binding unless and until it is fully-executed and delivered by Landlord and Tenant. Each party hereby represents and warrants to the other that the person or entity signing this Second Amendment on behalf of such party is duly authorized to execute and deliver this Second Amendment and to legally bind the party on whose behalf this Second Amendment is signed to all of the terms, covenants and conditions contained in this Second Amendment.

        3.2    Counterparts; Electronic Transmission. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed counterparts of this Second Amendment may be delivered by facsimile, PDF file or other electronic file attached to e-mail, or other electronic means. Such delivery shall be conclusive for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed as of the above stated date.

LANDLORD:

BRIDGE BLOQ NAC LLC, a Delaware limited liability company

By:    Bridge BLOQ Qualified Opportunity Zone Business,
    LLC, its sole member

    By:     BLOQ Opportunity Zone Fund I, LLC, its
        operating member

        By:     BLOQ Development Partners, LLC,
            its manager

            By:    BCG BLOQ Management LLC, its
                manager

                By: /s/ Brandon Blaser
                 Brandon Blaser
                 Authorized Signatory

TENANT:

TRAEGER PELLET GRILLS, LLC, a Delaware limited liability company

By:    /s/ Jeremy Andrus
Name:    Jeremy Andrus
Title:    CEO

By:    /s/ Dominic Blosil
Name:    Dominic Blosil
Title:    CFO

Signature Page to Second Amendment to Lease